UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2026

Solid Biosciences Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38360	90-0943402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Rutherford Avenue
Charlestown, Massachusetts		02129
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 337-4680

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 par value per share	SLDB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 6, 2026, Solid Biosciences Inc. (the “Company”) filed a prospectus supplement (the “Prospectus Supplement”) under the Company’s universal shelf registration statement on Form S-3 (File No. 333-287325) that was originally filed with the Securities and Exchange Commission (the “SEC”) on May 15, 2025 and was declared effective by the SEC on May 27, 2025 (the “Registration Statement”), relating to the offer and sale of a total of up to $200.0 million of shares of the Company’s common stock, par value $0.001 per share (the “Shares”), pursuant to an Amended and Restated Sales Agreement, dated March 13, 2024, with Jefferies LLC (the “Sales Agreement”). The Company had filed a prior prospectus supplement to the Company’s universal shelf registration statement on Form S-3 (File No. 333-277871) with the SEC on May 15, 2025 (the “Prior Prospectus Supplement”) relating to the offer and sale of shares of the Company’s common stock having an aggregate offering price of up to $85.0 million pursuant to the Sales Agreement. As of the date of the Prospectus Supplement, the Company had issued and sold shares of common stock for aggregate gross sale proceeds of approximately $85.0 million pursuant to the Sales Agreement and the Prior Prospectus Supplement. Upon the filing of the Prospectus Supplement, the Company will not make any offers or sales of its common stock pursuant to the Prior Prospectus Supplement.

Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Company, has issued a legal opinion relating to the Shares. A copy of such legal opinion, including the consent included therein, is attached as Exhibit 5.1 hereto.

The Shares are registered pursuant to the Registration Statement and the base prospectus contained therein, and offerings for the Shares will be made only by means of the Prospectus Supplement. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit

Number	Description

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLID BIOSCIENCES INC.

Date: August 6, 2026	By:	/s/ Alexander Cumbo
	Name:	Alexander Cumbo
	Title:	Chief Executive Officer